                                                                 EXHIBIT 10.9(d)

                DATED            [14th February]            1996
                ------------------------------------------------



                     APPLIED IMAGING INTERNATIONAL LIMITED     (1)
                     -------------------------------------

                                      and



                               RTC NORTH LIMITED               (2)
                               -----------------



                                COUNTERPART DEED
                               -----------------
                                  Relating to
                       Unit 1A Hylton Park Wessington Way
                            Sunderland Tyne and Wear



                                 DICKINSON DEES
                              S 0 L I C I T 0 R S

           Cross House, Westgate Road, Newcastle upon Tyne NE99 1SB.
            Telephone (O191) 261 1911.  Fax(O191) 261 5855/232 0586.

                                    Ref : GH

THIS DEED is made the  [Fourteenth]  day of  [February]  1996
- ---------

BETWEEN:-
- -------

(1)  APPLIED IMAGING INTERNATIONAL LIMITED (Company Registration Number 1984637)
     -------------------------------------
     whose registered office is at Hylton Park Wessington Way Sunderland Tyne and Wear SR5 3HD ("Applied") and

(2)  RTC NORTH LIMITED whose registered office is at Unit 3D Hylton Park
     -----------------
     Wessington Way Sunderland (Company Registration Number 2373630) ("RTC")

AND IS SUPPLEMENTAL to a lease ("the Underlease") of even date made between the
- -------------------
same parties hereto

WHEREAS:-
- -------
(1) By a Head Lease ("the Head Lease") dated 12 June 1992 made between English Industrial Estates Corporation ("the Superior Landlord") of the one part and Applied of the other Part ALL THAT Unit No. BT.2003/1A Hylton Park
                                   --------
     Wessington Way Sunderland Tyne and Wear as more particularly described therein was demised to Applied for a term of 12 years from 12 June 1992 upon the terms therein mentioned at the initial rent of 39,958 pounds subject to review

(2) Clause 3.23.5.1 of the Head Lease prevents Applied from granting an underlease of the Property except at a rent not less than the rent reserved by the Head Lease

(3) The Superior Landlord has consented to Applied granting the Underlease to RTC but the Superior Landlord has proposed a rent of 48,250 pounds per annum exclusive to be effective from 12 June 1995

(4) Applied has agreed with RTC to discount the proposed yearly rent of 48,250 pounds payable pursuant to the terms of the Underlease and the parties hereto agreed to enter into this Deed to record this Agreement

NOW THIS DEED WITNESSETH as follows:-
- ------------------------
1. In consideration of RTC today completing the Underlease and notwithstanding the terms of the Underlease Applied hereby covenants with RTC as follows:-

     1.1 The Yearly Rent (as defined in the Underlease) shall be 45,952 pounds per annum which discounted rent shall be payable in accordance with the terms of the Underlease from the date of this Deed up to 12 June 1998 and thereafter subject to review as mentioned in the Head Lease

     1.2 The Maintenance Rent (as defined in the Head Lease) shall be 2,068 pounds per annum subject to review as referred to in the Head Lease

2. For the avoidance of doubt the benefit of this Deed shall not be assignable by RTC under any circumstances

3. If as a result of the, rent review the Rent reserved by the Headlease is agreed or determined at less than 45,952 pounds per annum then the discounted rent hereunder shall equate to the rent reserved by the Headlease and Applied shall refund any overpayments made by RTC

4. This Deed is private and confidential between RTC and Applied and its terms may not be disclosed to a third party without the prior written consent of the other parties such consent not to be unreasonably withheld or delayed provided that RTC shall be entitled to disclose the terms of this Deed to any proposed assignee of the Underlease without Applied's consent

EXECUTED AS A DEED the day and year first hereinbefore written
- ------------------

SIGNED as a Deed by                           )
- ------
RTC NORTH LTD                                 )
- -------------

acting by a Director and its                  )
Secretary                                     Director   [SIGNATURE UNREADABLE]

                                              Secretary  [SIGNATURE UNREADABLE]